SEI INSTITUTIONAL INVESTMENTS TRUST

High Yield Bond Fund
(the "Fund")

Supplement Dated November 3, 2025
to the Prospectus (the "Prospectus"), dated September 30, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

T. Rowe Price Associates, Inc. no longer serves as a sub-adviser to the Fund. As such, all references to T. Rowe Price Associates, Inc. are hereby deleted from the Prospectus.

Additionally, Blackstone Credit Systematic Strategies LLC is added as a sub-adviser to the Fund. Accordingly, the Prospectus is updated as follows:

In the Fund Summary for the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Blackstone Credit Systematic Strategies LLC	Adam Dwinells	Since 2025	Global Head of Corporate Bond Strategies, Technology, and Operations for Liquid Credit Strategies

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "High Yield Bond Fund," the following text is hereby added in the appropriate alphabetical order thereof:

Blackstone Credit Systematic Strategies LLC: Blackstone Credit Systematic Strategies LLC, also known as Blackstone Corporate Bond Strategies (BCBS), located at 345 Park Avenue, 31st Floor, New York, New York 10154, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to BCBS. Adam Dwinells, Senior Managing Director, Global Head of Corporate Bond Strategies, Technology, and Operations for Liquid Credit Strategies is the lead portfolio manager and has been with the team since 2005.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1622 (11/25)

SEI INSTITUTIONAL INVESTMENTS TRUST

High Yield Bond Fund
(the "Fund")

Supplement Dated November 3, 2025
to the Statement of Additional Information (the "SAI"), dated September 30, 2025

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

T. Rowe Price Associates, Inc. no longer serves as a sub-adviser to the Fund. As such, all references to T. Rowe Price Associates, Inc. are hereby deleted from the SAI.

Additionally, Blackstone Credit Systematic Strategies LLC is added as a sub-adviser to the Fund. Accordingly, the SAI is updated as follows:

On the cover page of the SAI, "Blackstone Credit Systematic Strategies LLC" is hereby added in the appropriate alphabetical order thereof.

Under the section titled "The Adviser and the Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

BLACKSTONE CREDIT SYSTEMATIC STRATEGIES LLC—Blackstone Credit Systematic Strategies LLC ("BCBS") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. BCBS is an investment adviser that is part of the Blackstone Credit & Insurance ("BXCI") business unit, one of the world's leading credit investors. Blackstone Inc. is the ultimate parent company of BCBS (together with its affiliates, including BCBS, "Blackstone" or the "Firm") manages global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. As of September 30, 2025, Blackstone has total assets under management of more than $1.2 trillion including $321 billion of investor capital in real estate funds, $396 billion in private equity funds, $432 billion in credit & insurance businesses, and $93 billion in multi-asset investing.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

BCBS

Compensation. SIMC pays BCBS a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between BCBS and SIMC. BCBS pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended September 30, 2025.

Blackstone believes that its compensation approach, which includes discretionary cash and equity bonuses, greatly aligns the goals of its investment professionals with those of its investors and is designed to attract and retain top talent. Blackstone professionals' compensation may include a base salary, a discretionary bonus, and participation in carried interest pools from other parts of Blackstone. Compensation is determined based on individual performance, overall Firm performance, the performance of the relevant Blackstone business unit and current market conditions.

Ownership of Fund Shares. As of September 30, 2025, BCBS's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of September 30, 2025, in addition to the High Yield Bond Fund, BCBS's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Adam Dwinells	0	$0	5	$4.2	24	$29.4

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Blackstone has implemented policies and processes to mitigate the effects of any potential conflicts of interest and has established a governance committee to oversee investment allocations and conflicts. Information walls (administered by Blackstone's legal and compliance personnel) exist to prevent the inappropriate flow of information between business groups within Blackstone. From time to time, BXCI co-invests alongside other Blackstone groups or in different levels of the capital structure than other Blackstone clients. Blackstone has processes in place to manage these conflicts, which may include review by firmwide or BXCI internal vetting groups or conflicts committees. Blackstone may mitigate conflicts by relying on third parties to validate price and terms for affiliated or portfolio company deals and future voting decisions. Where appropriate under the facts and circumstances of a particular investment, Blackstone may also seek client consent before committing to a transaction.

With respect to investment opportunities and BCBS's allocation policies, it is BCBS's policy and practice to allocate fairly and equitably among clients so as not to advantage one account over another. Conflicts of interest are discussed in greater detail in the BCBS Form ADV.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1623 (11/25)